UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 18, 2003
(Date of earliest event reported)

Hanmi Financial Corporation

(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30421 (Commission File No.)	95-4788120 (I.R.S. Employer Identification No.)

3660 Wilshire Blvd. PH-A
Los Angeles, California 90010
(Address of Principal executive offices, including zip code)

(213) 382-2200
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	N/A

(b)	N/A

(c)	The following exhibits are included with this report:

Exhibit
Number	Description of Exhibit

99.1	Press Release , dated July 18, 2003, issued by Hanmi Financial Corporation.

ITEM 9. Regulation FD Disclosure

     On July 18, 2003, Hanmi Financial Corporation announced its results of operations for the quarter ended June 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 12. Results of Operations and Financial Condition

     On July 18, 2003, Hanmi Financial Corporation announced its results of operations for the quarter ended June 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

     The information furnished under Item 12 of this Current Report on form 8-K, including Exhibit 99.1, shall be deemed to be “filed” for purpose of the Securities Exchange Act of 1934, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

Hanmi Financial Corporation

Date: July 18, 2003	By Name: Title:	/s/ YONG KU CHOE Yong Ku Choe Senior Vice President and Chief Financial Officer (principal financial and accounting officer)

EXHIBIT INDEX

Item No.	Description

99.1	Press Release , dated July 18, 2003, issued by Hanmi Financial Corporation.